Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flanders Corporation (the “Company”), on Form 10-Q for the quarter ended June 30, 2009, we hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2009

/s/ Harry Smith
Harry Smith
Chairman of the Board of Directors and Chief Executive Officer / (Principal Executive Officer)

/s/ John Oakley
John Oakley
Chief Financial Officer / (Principal Financial Officer)